EXHIBIT 10.31




                      AMENDED AND RESTATED
                       SECURITY AGREEMENT


          AMENDED AND RESTATED SECURITY AGREEMENT, dated as of December 18, 1996 (this "Security Agreement" or this "Agreement"), made by PANDA-BRANDYWINE, L.P., a Delaware limited partnership (together with its successors and assigns, the "Partnership"), in favor of FLEET NATIONAL BANK (formerly known as Shawmut Bank Connecticut, National Association), as Security Agent (the "Security Agent") under the Security Deposit Agreement (as defined in the Participation Agreement referred to below).


                     W I T N E S S E T H :

          WHEREAS, the Partnership, Panda Brandywine Corporation, a Delaware corporation and the sole general partner of the Partnership (the "General Partner") and General Electric Capital Corporation, a New York corporation ("GE Capital" or the "Owner Participant"), entered into the Construction Loan Agreement and Lease Commitment dated as of March 30, 1995 (the "Construction Loan Agreement") pursuant to which GE Capital (i) provided construction financing for the Project and (ii) issued the Letters of Credit as collateral security for certain obligations of the Partnership under the Power Purchase Agreement;

          WHEREAS, the Partnership and the Security Agent, for the benefit of GE Capital and the Owner Trustee (as defined below), entered into the Security Agreement dated as of March 30, 1995 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Security Agreement") to secure the payment and performance by the Partnership of all of its obligations to GE Capital and the Owner Trustee;

          WHEREAS, the Security Agent and the Partnership executed a First Amendment to the Existing Security Agreement, dated as of October 30, 1996, providing for the release of certain Collateral described therein in order to facilitate the transfer of transmission facilities from the Partnership to the Power Purchaser;

          WHEREAS, as contemplated by the Construction Loan Agreement, the Partnership and the Owner Trustee are entering into the Facility Lease and the other Lease Documents pursuant to which, among other things, the Owner Trustee will lease the Facility to the Partnership;

          WHEREAS, the Owner Participant has elected to fund the Facility Lease with non-recourse indebtedness as a leveraged lease and, pursuant to Section 9.12 of the Existing Security Agreement, the parties hereto have agreed to amend and restate the Existing Security Agreement subject to the terms and conditions provided herein;

          WHEREAS, the Partnership and GE Capital are entering into the Letter of Credit Reimbursement Agreement to provide for the continued issuance by GE Capital of the Letters of Credit;

          WHEREAS, in order to set forth the rights and obligations of the Owner Participant, the Owner Trustee, the Partnership, the General Partner, the Security Agent, the Loan Participants and the Administrative Agent, the Indenture Trustee (each as defined below) in connection with the foregoing transactions and to describe and provide for the transactions contemplated thereby, (i) the parties referenced in this recital are entering into the Participation Agreement, (ii) the Owner Trustee and the Indenture Trustee are entering into the Indenture, (iii) certain of the Lessee Security Documents are being amended and restated pursuant to the Amended and Restated Agreements and (iv) the Construction Loan Agreement is being terminated;

          WHEREAS, it is a condition precedent to the performance of certain obligations on the Lease Closing Date that the Partnership shall have executed and delivered this Security
Agreement to the Security Agent, for the benefit of the Owner
Trustee and GE Capital;

          WHEREAS, the Partnership desires to execute this Secu rity Agreement to satisfy the condition described in the preceding recital;

          WHEREAS, pursuant to the terms of the Amended and Restated Security Deposit Agreement, dated as of the date hereof, among the Security Agent, the Partnership, the Owner Trustee, the Security Agent and the Indenture Trustee (as defined below), the Security Agent has agreed to act as security agent on behalf of GE Capital, the Owner Trustee and the Indenture Trustee and to hold the Collateral for the benefit of GE Capital and the Owner Trustee (and, by collateral assignment, the Indenture Trustee);

          NOW, THEREFORE, in consideration of the premises and other benefits to the Partnership, the receipt and sufficiency of which are hereby acknowledged, the Partnership hereby covenants and agrees with the Security Agent, for the benefit of GE Capital and the Owner Trustee, as follows:


                           ARTICLE I

                          DEFINITIONS

          Section 1.1 Definitions. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. Capitalized terms used but not defined herein shall have the meanings assigned to them in Annex A to the Participation Agreement, dated as of December 18, 1996 (the "Participation Agreement"), among the Partnership, the General Partner, GE Capital, Fleet National Bank (formerly known as Shawmut Bank Connecticut, National Association), a national banking association, not in its individual capacity but solely as owner trustee (in such capacity, the "Owner Trustee", including any successor owner trustee appointed in accordance with the terms of the Trust Agreement) under the Trust Agreement, and as Security Agent, First Security Bank, National Association, a national banking association, not in its individual capacity but solely as indenture trustee (in such capacity, the "Indenture Trustee") under the Indenture, Credit Suisse, a bank organized and existing under the laws of Switzerland, acting by and through its New York branch ("Credit Suisse"), as administrative agent (in such capacity, the "Administrative Agent"), and the other entities listed on Schedule I to the Participation Agreement the "Loan Participants"). Commercial terms used herein and not otherwise defined herein or in Annex A to the Participation Agreement shall have the meaning specified for such terms in the Uniform Commercial Code as in effect in the State of New York.

          "Chattel Paper" shall have the meaning assigned to that term under the Uniform Commercial Code as in effect in any relevant jurisdiction.

          "Collateral" shall have the meaning specified in
Section 2.1(a).

          "Construction Loan Agreement" shall have the meaning specified in the Recitals to this Security Agreement.

          "Contract Rights" shall have the meaning specified in
Section 6.1(c).

          "Contracts" shall mean all contracts to which the Partnership now is, or hereafter will be, bound, or a party, beneficiary or assignee, including, without limitation, all of the Project Documents and the contracts and agreements set forth on Exhibit A hereto and made a part hereof, all exhibits thereto and all other instruments, agreements and documents executed and delivered with respect to such contracts, any guarantees or letters of credit provided to the Partnership to assure the performance by any party to any contract and all revenues, damages, rentals, Proceeds and other sums of money due and to become due from any of the foregoing, as the same may be modified, supplemented or amended from time to time in accordance with their terms.

          "Document" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in any relevant jurisdiction.

          "Equipment" shall mean any "equipment", as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction, now or hereafter owned or leased by the Partnership and, in any event, shall include, but shall not be limited to, all equipment used in connection with the Project, all machinery, tools, office equipment, furniture, furnishings, fixtures, vehicles, motor vehicles, and any manuals, instructions, blueprints, computer software and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, but excluding property owned by the Power Purchaser.

          "Existing Security Agreement" shall have the meaning specified in the Recitals to this Security Agreement.

          "Expenses" shall have the meaning specified in Section
8.1.

          "Facility Lease" shall mean the Facility Lease, dated as of the date hereof, between the Owner Trustee and the Partnership, as amended, supplemented or otherwise modified from time to time.

          "Fixtures" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in any relevant jurisdiction and in any event shall include all goods now or hereafter attached to, placed on, or incorporated in the Site, but excluding property owned by the Power Purchaser.

          "General Intangibles" shall mean "general intangibles" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction, now or hereafter owned by the Partnership and shall include, but not be limited to, all trademarks, trademark applications, trademark registrations, tradenames, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks (whether or not registered), including logos and/or designs, copyrights, patents, patent applications, goodwill of the Partnership's business symbolized by any of the foregoing, trade secrets, license rights, license agreements, permits, franchises, and any rights to tax refunds to which the Partnership is now or hereafter may be entitled.

          "Governmental Actions" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, claims, orders, judgments and decrees, licenses, exemptions, publications (to the extent legally binding upon the Partnership, any other Participant or the Project), filings (other than filings of a purely ministerial nature), notices to and declarations of or with any Governmental Authority and shall include, without limitation, all siting, environmental, construction and operating permits and licenses that are required for the construction, use and operation of the Project and all governmental actions set forth on Exhibit B hereto.

          "Indemnitee" shall have the meaning specified in
Section 8.1.

          "Indenture" shall mean the Trust Indenture and Security
Agreement, dated as of the date hereof, made by the Owner Trustee in favor of the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

          "Instrument" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in any relevant jurisdiction.

          "Inventory" shall mean all of the inventory of the Partnership of every type or description, including all inventory as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction, now owned or hereafter acquired and wherever located, whether raw, in process or finished, all materials usable in processing the same and all documents of title covering any inventory, including but not limited to work in process, materials used or consumed in the Partnership's business, now owned or hereafter acquired or manufactured by the Partnership and held for sale in the ordinary course of its business; all present and future substitutions therefore, parts and accessories thereof and all additions thereto; and all proceeds thereof and products of such inventory in any form whatsoever.

          "Inventory Records" shall mean all books, records and other property and General Intangibles at any time relating to the Inventory.

          "Lessee Obligations" shall mean all the unpaid principal amount of, and accrued interest on (including, without limitation, interest accruing after the maturity of the Letter of Credit Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Partnership, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Letter of Credit Obligations, all Rent and other obligations payable by the Partnership under the Facility Lease, the Participation Agreement and the Reimbursement Agreement and all other obligations and liabilities of the Partnership and the Partners to GE Capital, the Owner Trustee, the Security Agent, the Indenture Trustee, the Administrative Agent, any Holder or any other Indemnitee, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Facility Lease, the Reimbursement Agreement, this Agreement, the Participation Agreement, the other Collateral Security Documents or any other Financing Document and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, fees and disbursements of counsel) or otherwise.

          "Partnership" shall have the meaning specified in the preamble to this Security Agreement.

          "Proceeds" shall mean "proceeds" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law and, in any event, shall include, but shall not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Partnership from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Partnership with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Partnership from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Receivables" shall mean any "Account" as such term is defined in the Uniform Commercial Code as in effect in any relevant jurisdiction and in any event shall include, but not be limited to, all of the Partnership's rights to payment for goods (including, without limitation, steam and electricity) sold or leased, or services performed, by the Partnership, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Partnership to secure the foregoing, (ii) all of the Partnership's right, title and interest in and to any goods (including, without limitation, steam and electricity prior to the sale thereof to the Steam Host or the Power Purchaser, as the case may be), the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, correspondence, credit files, records, ledger cards, invoices, and other papers relating thereto, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of the Partnership or any computer bureau from time to time acting for the Partnership, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vii) all credit information, reports and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing.

          "Security Agreement" shall mean this Security Agree ment, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.


                           ARTICLE II

           ASSIGNMENT AND GRANT OF SECURITY INTERESTS

          Section 2.1  Assignment and Grant of Security
Interest. (a) As collateral security for the prompt and com plete payment and performance when due of all of the Lessee Obligations, the Partnership hereby assigns and grants to the Security Agent, for the benefit of GE Capital and the Owner Trustee (and by collateral assignment, the Indenture Trustee), a continuing security interest of first priority, in all of the Partnership's right, title and interest in, to and under (i) all Receivables, (ii) all Inventory, (iii) all Equipment, (iv) all General Intangibles, (v) all Contracts and all Contract Rights,
(vi) all amounts from time to time held in any checking, savings, deposit or other account of the Partnership and all investments and securities at any time on deposit in such accounts (including all of the Accounts) and all income or gain earned thereon, (vii) all Governmental Actions, provided, that any Governmental Action which by its terms or by operation of law would become void, voidable, terminable or revocable if mortgaged, pledged or assigned hereunder or if a security interest therein were granted hereunder are expressly excepted and excluded from the Lien and the terms of this Agreement to the extent necessary so as to avoid such voidness, voidability, terminability or revocability,
(viii) all Fixtures, (ix) without limiting the generality of the foregoing, all other personal property, rights, interests, goods, Instruments, Chattel Paper, Documents, credits, claims, demands and assets of the Partnership whether now existing or hereafter acquired from time to time, and (x) any and all additions and accessions to any of the foregoing, all improvements thereto, all substitutions and replacements therefor and all products and Proceeds thereof (all of the above collectively, the "Collateral").

               (b) The security interest granted to the Security Agent, for the benefit of GE Capital and the Owner Trustee, pursuant to this Security Agreement extends to all Collateral of the kind which is the subject of this Security Agreement which the Partnership may acquire at any time during the continuation of this Security Agreement, whether such Collateral is in transit or in the Partnership's, the Security Agent's, the Owner Trustee's, GE Capital's, or any other Person's constructive, actual or exclusive occupancy or possession.

          Section 2.2 Security Interest Absolute. All rights of the Security Agent and all security interests hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Facility Lease, any other Financing Document or any other agree ment or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Lessee Obligations, or any other amendment or waiver of or any consent to any departure from the Facility Lease, the Reimbursement Agreement or any other Financing Document;

               (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Lessee Obligations; or

               (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Partnership or a third party pledgor.

          Section 2.3 Power of Attorney. (a) The Partnership hereby constitutes and appoints the Security Agent or any Person or agent whom the Security Agent may designate, as the Partnership's attorney-in-fact, at the Partnership's reasonable cost and expense, to exercise at any time following the occurrence and during the continuance of a Reimbursement Event of Default or a Lease Event of Default all or any of the following powers, in accordance with and subject to the terms and conditions of the Project Documents, which, being coupled with an interest, shall be irrevocable until all of the Lessee Obligations have been paid in full:

                    (i)  To receive, take, endorse, sign, as
          sign and deliver, all in the Security Agent's name or the Partnership's name, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

                    (ii) To receive, open and dispose of all mail addressed to the Partnership and to notify postal authorities to change the address for de livery thereof to such address as the Security Agent designates;

                    (iii)     To request from account debt
          ors of the Partnership in the Partnership's name, the Security Agent's name, or in the name of the Security Agent's designee, information concerning the Receivables and the amounts owing thereon;

                    (iv) To transmit to account debtors in
          debted on Receivables notice of the Security
          Agent's interest therein;

                    (v)  To notify account debtors indebted
          on Receivables to make payment directly to the Security Agent;

                    (vi) To take or bring, in the
          Partnership's name or the Security Agent's name, all steps, actions, suits or proceedings deemed by the Security Agent to be necessary or desirable to enforce or effect collection of the Receivables;

                    (vii)     To prepare, sign and file any
          Uniform Commercial Code financing statements in the name of the Partnership as debtor;

                    (viii)    If the Partnership shall have
          failed to do so in a timely manner, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the covenants of the Partnership contained in the Financing Documents;

                    (ix) To sign and endorse any invoices,
          freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

                    (x)  To defend any suit, action or
          proceeding brought against the Partnership with respect to any Collateral;

                    (xi) To settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as the Security
          Agent may deem appropriate;

                    (xii)     Generally, to sell or transfer
          and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Security Agent were the absolute owner thereof for all purposes, and to do, at the Security Agent's option and the Partnership's expense, at any time, or from time to time, all acts and things which the Security Agent deems necessary to protect, preserve or realize upon the Collateral and the Liens of the Security Agent thereon;

                    (xiii)    To execute, in connection with
          any foreclosure, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                    (xiv)     To exercise the Partnership's
          rights under any Contract in accordance with
          Section 6.4.

               (b) The Partnership hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. The Partnership hereby acknowledges and agrees that the Security Agent shall have no fiduciary duties to the Partnership and the Partnership hereby waives any claims to the rights of a beneficiary of a fiduciary relationship hereunder.


                           ARTICLE III

       GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

          The Partnership represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Security Agreement, as follows:

          Section 3.1 Validity of Lien. This Security Agreement is effective to create, as security for the Lessee Obligations, a legal, valid and enforceable Lien on and security interest in all of the Collateral in favor of the Security Agent, for the benefit of GE Capital and the Owner Trustee, superior to and prior to the rights of all third Persons and subject to no other Liens (other than Permitted Liens).

          Section 3.2 No Liens. (a) The Partnership is, and as to Collateral acquired by it from time to time after the date hereof, the Partnership will be, the owner of all Collateral free from all Liens or other right, title or interest of any Person (other than Permitted Liens). The Partnership shall defend the Collateral against all Liens and demands of all Persons at any time claiming the same or any interest therein adverse to the Security Agent, the Owner Trustee, GE Capital or the Indenture Trustee.

               (b) There are no financing statements (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, other than the financing statements filed in favor of the Security Agent for the benefit of the Owner Trustee (and by collateral assignment, the Indenture Trustee) and GE Capital to secure the Lessee Obligations, and the Partnership will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby to the Security Agent.

          Section 3.3  Chief Executive Office; Name; Records.
The chief executive office of the Partnership is located at 4100 Spring Valley, Suite 1001, Dallas, Texas 75244; provided that certain records concerning the Project and certain contracts relating thereto are kept at the Partnership's office at the Site. The Partnership will not (a) move its chief executive of fice (or change the location(s) where records concerning the Project are kept), or (b) change its name from, nor carry on busi ness under any name other than "Panda-Brandywine, L.P.", unless it has complied with the requirements of the last sentence of this Section 3.3. The originals of all documents evidencing all Contracts and Receivables of the Partnership, and the only original books of accounts and records concerning the Collateral are, and will continue to be, kept at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office (or such other office set forth above), or at such new location for such chief executive office as the Partnership may establish in accordance with the last sentence of this Section 3.3. The Partnership shall not establish a new location for its chief executive office or change its name or the name under which it presently conducts its business until (i) it has given to the Security Agent, the Administrative Agent and GE Capital not less than 30 days prior written notice of its intention so to do, clearly describing such new location or specifying such new name, as the case may be, and providing such other information in connection therewith as the Security Agent, the Administrative Agent or GE Capital may reasonably request, and (ii) with respect to such new location or such new name, as the case may be, it shall have taken all action, reasonably satisfactory to the Security Agent, the Administrative Agent and GE Capital, to maintain the security interest of the Security Agent, on behalf of the Owner Trustee and GE Capital, in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          Section 3.4 Financing Statements. The Partnership agrees that it shall ensure that all necessary and appropriate recordings and filings will be effected by the Security Agent in all necessary and appropriate public offices (as determined by GE Capital and the Administrative Agent) so that the Lien created by the Lessee Security Documents will at all times constitute a perfected Lien on and security interest in the Collateral prior and superior to all other Liens (other than Permitted Liens), all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant Law. The Partnership authorizes the Security Agent to file any such financing statements in connection with the Lien created by the Lessee Security Documents without the signature of the Partne rship.

          Section 3.5 Further Actions. The Partnership will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Security Agent from time to time such lists, descriptions and designations of its Collateral, bills of lading, documents of title, vouchers, invoices, schedules, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which are necessary or desirable to create, perfect, preserve, protect or validate any security interest granted pursuant to this Security Agreement or to enable the Security Agent to exercise and enforce its rights under this Security Agreement with respect to such security interest.

          Section 3.6 Taxes, Claims, etc. So long as this Security Agreement is in effect, the Partnership shall pay (a) all taxes, assessments and governmental charges imposed upon it or upon its property, and (b) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is subject to Contest.

          Section 3.7 Right of Inspection. The Partnership shall allow any representative of the Security Agent, the Administrative Agent or the Owner Participant to visit and inspect any of the Partnership's properties, including, without limitation, the Inventory and Equipment, to examine its books of record and account, including, without limitation, the Inventory Records, and to make extracts therefrom and to receive true copies of any papers, documents or instruments relating to the Collateral, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times during normal business hours and at such reasonable intervals as the Security Agent, the Administrative Agent or the Owner Participant may request.

          Section 3.8 Additional Statements and Schedules. The Partnership shall execute and deliver to the Security Agent and the Administrative Agent, from time to time, solely for their convenience in maintaining a record of the Collateral, such written statements and schedules as they may reasonably require designating, identifying or describing the Collateral.

          Section 3.9 Warehouse Receipts Non-Negotiable. The Partnership agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be drawn in such a manner as to be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

          Section 3.10 Recourse; Limitation of Liability. There shall be full recourse to the Partnership and all of its assets for the liabilities of the Partnership under this Security Agreement and the other Transaction Documents, but in no event shall any Partner, Affiliate of any Partner, or any officer, director or employee of the Partnership, any Partner or their Affiliates or any holder of any equity interest in any Partner be personally liable or obligated for such liabilities of the Partnership except as may be specifically provided in any other Transaction Document to which such Partner is a party or in the event of fraudulent actions, knowing misrepresentations, gross negligence or willful misconduct by the Partnership, any Partner or any of their Affiliates in connection with the financing contemplated under the Transaction Documents. Subject to the foregoing limitation on liability, the Security Agent may sue or commence any suit, action or proceeding against any Partner or any Affiliate thereof in order to obtain jurisdiction over the Partnership in order to enforce its rights and remedies hereunder. Nothing herein contained shall limit or be construed to limit the liabilities and obligations of any Partner or any Affiliate thereof in accordance with the terms of any other Transaction Document creating such liabilities and obligations to which such Partner or Affiliate is a party.


                           ARTICLE IV

     SPECIAL PROVISIONS CONCERNING INVENTORY AND EQUIPMENT

          Section 4.1 Location of Inventory and Equipment. The Partnership agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to or shall be held in storage for transport to) the Site, or such new location as the Partnership may establish in accordance with the last sentence of this Section 4.1. The Partnership may establish a new location for Inventory and Equipment only if (i) it shall have given to the Security Agent, the Administrative Agent and GE Capital 30 days prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection there with as the Security Agent, the Administrative Agent or GE Capital may reasonably request, and (ii) with respect to such new location, it shall have taken all action necessary to maintain the security interest of the Security Agent in the Collateral in tended to be granted hereby at all times fully perfected and in full force and effect.

          Section 4.2 Inventory Records. The Partnership shall maintain such current Inventory Records as the Security Agent may from time to time reasonably request.


                           ARTICLE V

           SPECIAL PROVISIONS CONCERNING RECEIVABLES,
                   CONTRACTS AND INSTRUMENTS

          Section 5.1  Additional Representations and
Warranties. As of the time when each of its Receivables arises, the Partnership shall be deemed to have represented and warranted that such Receivable and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will (subject to dispute, return, replacement, settlement or compromise) evidence indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for purposes other than general accounting purposes), (iii) will (subject to dispute, return, replacement, settlement or compromise and any limits due to applicable bankruptcy, insolvency, moratorium or other similar rights affecting creditors' rights generally and general principles of equity) evidence true and valid obligations, enforceable in accordance with their respective terms, not subject to the fulfillment of any contract or condition whatsoever unless set forth in the writing and (iv) will be in compliance and will conform with all applicable requirements of Law.

          Section 5.2 Maintenance of Records; Legending of Records. The Partnership will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables, including, but not limited to, records of all payments received and all credits granted thereon, and the Partnership will make the same available to the Security Agent and Administrative Agent for inspection at the Partnership's chief executive office, without charge to the Security Agent and Administrative Agent, at such times as the Security Agent and Administrative Agent may reasonably request. The Partnership shall, without charge to the Security Agent and Administrative Agent, deliver all tangible evidence that the Security Agent and Administrative Agent may request of its Receivables (including, without limitation, all documents evidencing the Receivables) and books and records to the Security Agent or to its representatives (copies of which evidence and books and records may be retained by the Partnership) at any time upon the Security Agent's or Administrative Agent's demand. If a Reimbursement Event of Default or a Lease Event of Default occurs and continues, and if the Security Agent so directs, the Partnership shall legend in form and substance satisfactory to the Security Agent, the Receivables and Contracts, as well as books, records and documents evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables and Contracts have been assigned to the Security Agent, for the benefit of GE Capital and the Owner Trustee, and that the Security Agent has a security interest therein.

          Section 5.3 Modification of Terms; No Payment to the Partnership. The Partnership shall not rescind or cancel any indebtedness evidenced by any Receivable or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Security Agent, the Administrative Agent and GE Capital. The Partnership will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Security Agent in the Receivables.

          Section 5.4  Payments Under Project Documents and Receivables.

               (a) Notice to Obligors under Project Documents and Receivables. The Partnership agrees and confirms that it will notify each party to the Project Documents and each account debtor or obligor under the Receivables of the grant of the security interest therein and assignment thereof to the Security Agent and instruct each of them that all payments due or to become due and all amounts payable to the Partnership hereunder shall, until the Lessee Obligations are paid in full, be made directly to the Security Agent as provided in the Security Deposit Agreement. Unless notified to the contrary by the Security Agent, and subject to Section 5.3 of this Security Agree ment, the Partnership shall, at its expense, enforce collection of any amounts payable with respect to each of the Receivables.

               (b) Non-Payment to the Security Agent. In the event the Partnership shall receive directly from any party to the Project Documents or from any account debtor or other obligor under any Receivable any payments under the Project Documents and the Receivables otherwise than to the Security Agent, the Partner ship shall receive such payments in a constructive trust for the benefit of the Security Agent, shall segregate such payments from other funds of the Partnership, and, shall forthwith transmit and deliver such payments to the Security Agent in accordance with the terms of the Security Deposit Agreement.

          Section 5.5  Direction to Account Borrowers,
Contracting Parties; etc. (a) The Partnership agrees that the Security Agent may, at its option, directly notify the account debtors or obligors with respect to any Receivables and/or under any Project Documents to make payments with respect thereto directly to the Security Agent.

               (b) The Partnership agrees to be bound by any collection, compromise, forgiveness, extension or other action taken by the Security Agent with respect to the Receivables and/or Project Documents. Without notice to or assent by the Partnership, the Security Agent may apply any or all amounts then in, or thereafter deposited with any financial institution in any checking, savings, deposit or other account of the Partnership in accordance with the provisions of the Security Deposit Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the Partnership or the Security Agent, shall be borne by the Partnership.

          Section 5.6 Instruments. At such time that a Reimbursement Event of Default or a Lease Event of Default shall have occurred and be continuing, the Partnership promptly shall deliver all Instruments to the Security Agent, appropriately en dorsed to the order of the Security Agent as further security hereunder.


                           ARTICLE VI

            SPECIAL PROVISIONS CONCERNING CONTRACTS

          Section 6.1 Security Interest in Contract Rights. The Partnership's assignment and grant, pursuant to Section 2.1, to the Security Agent, for the benefit of GE Capital and the Owner Trustee, of a security interest in all of its right, title and interest in and to each and all of the Contracts and the contract rights thereunder, includes, but is not limited to:

          (a)  all (i) rights to payment under any Contract and
     (ii) payments due and to become due under any Contract, in each case whether as contractual obligations, damages or otherwise;

          (b) all of its claims, rights, powers, or privileges and remedies under any Contract; and

          (c) all of its rights under any Contract to make deter minations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval together with full power and authority with respect to any Contract to demand, receive, enforce, collect or provide receipt for any of the foregoing rights or any property the subject of any of the Contracts, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which, in the reasonable opinion of the Security Agent, may be necessary or advisable in connection with any of the foregoing (the Contracts, together with all of the foregoing in this Section 6.1, the "Contract Rights");

provided, however, that until the occurrence and continuance of a Reimbursement Event of Default or a Lease Event of Default, notwithstanding anything else herein to the contrary, the Partnership may, subject to the terms and provisions of the Participation Agreement and the other Financing Documents, exclu sively exercise all of the Partnership's rights, powers, privileges and remedies under the Contracts.

          Section 6.2 Further Protection. The Partnership warrants and forever shall defend its title to the Contract Rights against the claims and demands of any Person and hereby grants the Security Agent full power and authority, upon the occurrence or during the continuance of a Reimbursement Event of Default or a Lease Event of Default to take all actions as the Security Agent reasonably deems necessary or advisable to effectuate the provisions set forth in this sentence.

          Section 6.3 Partnership Remains Liable under Receivables and Contracts. Anything herein to the contrary notwithstanding (including, without limitation, the grant of any rights to the Security Agent, the Owner Trustee or GE Capital or any assignment of rights to the Indenture Trustee) the Partnership shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable or Contract. None of the Security Agent, the Owner Trustee, GE Capital, the Indenture Trustee, the Administrative Agent or the Loan Participants shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Security Agent, the Owner Trustee, GE Capital, the Indenture Trustee, the Administrative Agent or any Loan Participant of any payment relating to such Receivable or Contract pursuant hereto or pursuant to the Security Deposit Agreement, nor shall the Security Agent, the Owner Trustee, GE Capital, the Indenture Trustee, the Administrative Agent or any Loan Participant be obligated in any manner to perform any of the obligations of the Partnership under or pursuant to any Receivable (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any pay ment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          Section 6.4 Remedies. Upon the occurrence of any Reimbursement Event of Default or Lease Event of Default and the continuance thereof, the Security Agent shall have the rights set forth in Article VII hereof, and in addition may (a) enforce all remedies, rights, powers and privileges of the Partnership under any or all of the Contracts, (b) sell any or all of the Contract Rights at public or private sale upon at least 10 days' prior written notice and/or (c) substitute itself or any nominee or trustee in lieu of the Partnership as party to any of the Contracts and to notify the obligor of any Contract Right (the Partnership hereby agreeing to deliver any such notice at the request of the Security Agent) that all payments and performance under the relevant Contract shall be made or rendered to the Security Agent or such other Person as the Security Agent may designate.


                           ARTICLE VII

           REMEDIES UPON OCCURRENCE OF REIMBURSEMENT
           EVENT OF DEFAULT OR LEASE EVENT OF DEFAULT

          Section 7.1 Remedies; Obtaining the Collateral upon Default. Upon the occurrence of any Reimbursement Event of Default or Lease Event of Default and the continuance thereof, the Security Agent shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction to enforce this Security Agreement and the security interests contained herein, and, in addition, subject to any mandatory requirements of Law then in effect, the Security Agent may, in addition to its other rights and remedies hereunder, including without limitation under Sections 7.2 and 7.6, and also its (and GE Capital's and the Owner Trustee's) rights under the other Financing Documents, do any of the following:

               (a) personally, or by trustees or attorneys, immediately take possession of the Collateral or any part thereof, from the Partnership or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Partnership's or such other Person's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Partnership;

               (b)  instruct the obligor or obligors on any
agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Security Agent; and

               (c) take possession of the Collateral or any part thereof, by directing the Partnership in writing to turn over the same to the Security Agent at the Site, in which event the Partnership shall at its own expense

                         (i)  forthwith turn over the same to the
          Security Agent at the Site;

                         (ii)  store and keep any Collateral so
          turned over to the Security Agent at the Site pending further action by the Security Agent as provided in Sec tion 7.2, and

                         (iii)  while the Collateral shall
          be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition.

The Partnership's obligation to turn over the Collateral as set forth above is of the essence of this Security Agreement and, accordingly, upon application to a court of equity having jurisdiction, the Security Agent shall be entitled to obtain a decree requiring specific performance by the Partnership of said obligation.

          Section 7.2 Remedies; Disposition of the Collateral. Any Collateral repossessed by the Security Agent under or pursuant to Section 7.1 and any other Collateral, whether or not so repossessed by the Security Agent, may, to the extent permitted by any contract terms governing such Collateral, be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms (whether cash or credit, and in the case of credit, without assumption of future credit risk) as the Security Agent may, in compliance with applicable requirements of Law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Security Agent or after any overhaul or repair which the Security Agent shall determine to be commercially reasonable. Any such disposition shall be made upon not less than 10 days' written notice to the Partnership specify ing the time such disposition is to be made and, if such disposition shall be a public sale, specifying the place of such sale. Any such sale may be adjourned by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable requirements of Law, the Security Agent (or the Owner Trustee, GE Capital, the Indenture Trustee, the Administrative Agent or any Loan Participant) may bid for and become the buyer of the Collateral or any item thereof offered for sale at a public auction without accountability to the Partnership (except to the extent of surplus money received as provided in Section 7.4).

          Section 7.3  Waiver.  (a)  Except as otherwise
provided in this Security Agreement, THE PARTNERSHIP HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE SECURITY AGENT'S TAKING POSSESSION OR THE SECURITY AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE PARTNERSHIP WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Partnership hereby further waives:

                         (i)  all damages occasioned by such
          taking of possession except any damages which are finally judicially determined to have been the direct result of the Security Agent's gross negligence or willful misconduct;

                         (ii)  all other requirements as to
          the time, place and terms of sale or other requirements with respect to the enforcement of the Security Agent's rights hereunder; and

                    (iii)  all rights of redemption,
          appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the en forcement of this Security Agreement or the abso lute sale of the Collateral or any portion thereof, and the Partnership, for itself and all who may claim under it, insofar as it or they may now or hereafter lawfully do so, hereby waives the benefit of such laws.

               (b)  Without limiting the generality of the
foregoing, the Partnership hereby: (i) authorizes the Security Agent, in its sole discretion and without notice to or demand upon the Partnership and without otherwise affecting the obliga tions of the Partnership hereunder from time to time, to take and hold other collateral granted to it by any other Person (in addition to the Collateral) for payment of any Lessee Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof, and to accept and hold any endorsement or guarantee of payment of the Lessee Obligations or any part thereof, and to release or substitute any endorser or guarantor or any other person granting security for or in any way obligated upon any Lessee Obligations, or any part thereof; and (ii) waives and releases any and all right to require the Security Agent to collect any of the Lessee Obligations from any specific item or items of Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Lessee Obligations or from any collateral (other than the Collateral) for any of the Lessee Obligations.

               (c)  Any sale of, or the grant of options to
purchase, or any other realization upon, any Collateral shall, provided that it is done in accordance with applicable law and this Security Agreement, operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Partnership therein and thereto, and shall be a perpetual bar both at law and in equity against the Partnership and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Partnership.

          Section 7.4 Application of Proceeds; Partnership Liable for Deficiency. Except as otherwise specified therein, the proceeds of any Collateral obtained pursuant to Section 5.4 or 7.1 or disposed of pursuant to Section 7.2 shall be applied, first, to the payment of any expenses incurred by the Security Agent in connection with the administration of this Security Agreement, the custody, preservation or sale of, collection from or other realization from, any of the Collateral, the exercise or enforcement of any of its rights hereunder or the failure by the Partnership to perform or observe any of the provisions hereof, including all reasonable attorney's fees and second, to the payment of the Lessee Obligations in accordance with the terms of the Security Deposit Agreement. Any surplus remaining after payment in full of all of the Lessee Obligations shall be paid over to the Partnership or to whomever may be entitled to receive such surplus. The Partnership shall be liable for any deficiency remaining after any application of funds pursuant hereto.

          Section 7.5 Remedies Cumulative; No Waiver. Each and every right, power and remedy hereby specifically given to the Security Agent shall be in addition to every other right, power and remedy specifically given to the Security Agent (or the Owner Trustee, GE Capital, the Administrative Agent, the Indenture Trustee or any Holder) under this Security Agreement and the other Financing Documents, or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Security Agent. All such rights, powers and remedies shall be cumulative, and the exercise or the partial exercise of one shall not be deemed a waiver of the right to exercise of any other. No delay or omission of the Security Agent in the exercise of any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, and no renewal or extension of any of the Lessee Obligations, shall impair any such right, remedy, power or privilege or shall constitute a waiver thereof.

          Section 7.6 Discontinuance of Proceedings. In case the Security Agent shall have instituted any proceeding to en force any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Security Agent, then, in every such case, the Partnership and the Security Agent shall be restored to their former positions and rights hereunder with respect to the Collateral, subject to the security interest created under this Security Agreement, and all rights, remedies and powers of the Security Agent shall continue as if no such proceeding had been instituted.


                           ARTICLE VIII

                           INDEMNITY

          Section 8.1 Indemnity. (a) The Partnership agrees to indemnify, reimburse and hold the Security Agent, GE Capital, the Indenture Trustee, the Administrative Agent, the Loan Participants and the Owner Trustee and their respective successors, assigns, officers, directors, employees, and agents (each individually, an "Indemnitee," and collectively, "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and disbursements) (such expenses, collectively, the "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of (i) this Security Agreement, any other Transaction Document, or the documents executed in connection herewith and therewith or connected with the administration of the transactions contemplated hereby and thereby, or the enforcement of any of the terms hereof or thereof, or the preservation of any rights hereunder or thereunder, (ii) the ownership, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of, the Collateral (including, without limitation, latent or other defects, whether or not discoverable, and any claim for patent or trademark infringement), (iii) the violation of any requirements of Law (including any Environmental Law) of any Governmental Authority applicable to the Partnership or the Project, (iv) any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or (v) any contract claim, excluding (x) those finally judicially determined to have arisen solely from the gross negligence or willful misconduct of any Indemnitee or
(y) unless specifically provided for elsewhere in this agreement, those arising out of the actions of any Indemnitee while in possession or control of the Collateral.

               (b) Without limiting the application of Section 8.1(a), the Partnership agrees to pay, or reimburse the Security Agent, the Owner Trustee, the Indenture Trustee, the Administrative Agent, any Loan Participant and GE Capital for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the preservation, protection or validation of the Security Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Security Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

               (c) Without limiting the application of Section 8.1(a) or (b), the Partnership agrees to pay, indemnify and hold each Indemnitee harmless from and against any losses, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any failure of the Partnership to comply with its obligations under this Security Agreement or any other Transaction Document, or any misrepresenta tion by Partnership in this Security Agreement or any other Transaction Document, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Security Agreement or any other Transaction Document.

               (d) If and to the extent that the obligations of the Partnership under this Section 8.1 are unenforceable for any reason, the Partnership hereby agrees to make the maximum con tribution to the payment and satisfaction of such obligations which is permissible under applicable requirements of Law.

          Section 8.2 Lessee Obligations Secured by Collateral. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement, and any amounts paid by the Security Agent in preservation of any of its rights or interest in the Collateral, together with interest on such amounts from the date paid until reimbursement in full at a rate per annum equal at all times to the Overdue Rate, shall constitute Lessee Obligations secured by the Collateral.


                           ARTICLE IX

                         MISCELLANEOUS

          Section 9.1  Notices.  All notices and other
communications to any party hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on Annex I hereto or such other address or telecopy number as such party may hereafter specify by written notice to the other party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted by confirmed telecopier to the telecopy number specified in this Section, (ii) if given by mail, 5 days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section.

          Section 9.2 Amendment. None of the terms and conditions of this Security Agreement may be amended, changed, waived, modified or varied in any manner whatsoever except in accordance with the provisions of subsection 13.1 of the Participation Agreement and with the prior written consent of each of the parties hereto and, unless the Lien of the Indenture shall have been discharged, the Indenture Trustee.

          Section 9.3 Successors and Assigns. This Security Agreement shall be binding upon the Partnership and its successors and assigns and shall inure to the benefit of the Security Agent, GE Capital, the Owner Trustee and their respective successors and assigns (including the Indenture Trustee); provided, however, that the Partnership may not assign or transfer its rights or obligations under this Security Agreement without the prior written consent of the Owner Trustee (and to the extent required by the Power Purchase Agreement, the Power Purchaser), and so long as the Lien of the Indenture shall not have been discharged, the Indenture Trustee.

          Section 9.4  Survival.  (a)  All agreements,
statements, representations and warranties made by the Partnership herein or in any certificate or other instrument delivered by the Partnership or on its behalf under this Security Agreement shall be considered to have been relied upon by the Security Agent and shall survive the execution and delivery of this Security Agreement and the other Transaction Documents regardless of any investigation made by the Security Agent, or on its behalf, until the Lessee Obligations shall have been paid in full.

               (b) The indemnity obligations of the Partnership contained in Article VIII shall continue in full force and effect notwithstanding the full payment of the Lessee Obligations and notwithstanding the discharge thereof.

          Section 9.5 Headings Descriptive. The headings of the several sections of this Security Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

          Section 9.6 Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 9.7 Partnership's Duties. Anything contained herein to the contrary notwithstanding, the Partnership shall remain liable to perform all of its obligations under or with respect to the Collateral, and neither shall the Security Agent have any obligations or liabilities under or with respect to any Collateral by reason of or arising out of this Security Agreement, nor shall the Security Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Partnership under or with respect to any Collateral.

          Section 9.8 Termination; Release. When all Lessee Obligations have been indefeasibly paid in full (as determined by the Owner Participant and the Indenture Trustee), this Security Agreement shall terminate (except as provided in Section 9.4), and the Security Agent, at the request and expense of the Partnership, will promptly execute and deliver to the Partnership the proper instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the termination of this Security Agreement, and will duly assign, transfer and deliver to the Partnership (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of the Security Agent and has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement.

          Section 9.9 Reinstatement. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Security Agent, the Owner Trustee or GE Capital in respect of the Lessee Obligations is rescinded or must otherwise be restored or returned by the Security Agent, the Owner Trustee, the Indenture Trustee, the Administrative Agent, any Holder or GE Capital upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Partnership or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Partnership or any substantial part of its assets, or upon the entry of an order by a bankruptcy court avoiding payment of such amount, or otherwise, all as though such payments had not been made.

          Section 9.10 Counterparts. This Security Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same instrument.

          Section 9.11 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

               (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTNERSHIP HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE PARTNERSHIP IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PARTNERSHIP AT ITS ADDRESS REFERRED TO IN SECTION 9.1. THE PARTNERSHIP HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED IN ANY OTHER JURISDICTION.

               (c)  EACH OF THE PARTNERSHIP AND THE SECURITY
AGENT HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY
ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN
CONNECTION WITH THIS SECURITY AGREEMENT OR ANY MATTER ARISING
HEREUNDER.

          Section 9.12 Certain Rights of Power Purchaser. Nothing in this Security Agreement shall be deemed to limit the provisions of the Consent of the Power Purchaser, which provisions are solely for the benefit of the Power Purchaser and not the Partnership. Without limiting the scope of the foregoing, the Security Agent agrees, for the exclusive benefit of the Power Purchaser and not the Partnership, that the exercise of remedies or any similar action under this Security Agreement is subject to, and shall be conducted in a manner consistent with, the Power Purchaser's rights under (i) the Consent of the Power Purchaser and (ii) the Power Purchase Agreement and the Transfer Agreement (to the extent such rights under the Power Purchase Agreement and the Transfer Agreement are not explicitly waived by the Power Purchaser in accordance with the terms of the Consent of the Power Purchaser).

          Section 9.14 Assignment to Indenture Trustee. In order to secure the indebtedness evidenced by the Loan Certificates certain other obligations as provided in the Indenture, the Indenture provides, among other things, for the assignment by the Owner Trustee to the Indenture Trustee of all of its right, title and interest in, to and under this Agreement, to the extent set forth in the Indenture, and for the creation of a Lien on and security interest in the Lessor's Estate in favor of the Indenture Trustee, and in furtherance thereof, the Partnership and the Owner Trustee have entered into the Security Deposit Agreement with the Security Agent. The Partnership hereby acknowledges and consents to such assignment and such security interest and hereby acknowledges that to the extent set forth in the Indenture, the Indenture Trustee shall have the right in its own name (in certain cases together with the Owner Trustee and in other cases to the exclusion of the Owner Trustee, all as set forth in Section 3.10 of the Indenture) to direct the Security Agent to take or refrain from taking action under this Agreement, including the right (i) of the Security Agent to exercise any election or option, and to make any decision or determination, and to give any notice, consent, waiver or approval under this Agreement or in respect thereof, (ii) to exercise any and all of the rights, powers and remedies of the Security Agent hereunder and (iii) to receive all moneys payable to the Security Agent. The Partnership will make all payments hereunder in accordance with the provisions of Security Deposit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                         PANDA-BRANDYWINE, L.P.

                         By: Panda Brandywine Corporation,
                             its sole general partner


                         By: /s/ William C. Nordlund
                             Name:  William C. Nordlund
                             Title:  Senior Vice President


                         FLEET NATIONAL BANK, as Security Agent


                         By: /s/ Kathy A. Larimore
                             Name:  Kathy A. Larimore
                             Title:  Assistant Vice President